UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 5, 2017
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Commission File Number 001-08198

HSBC FINANCE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	86-1052062
(State of incorporation)	(I.R.S. Employer Identification No.)
1421 West Shure Drive, Suite 100, Arlington Heights, Illinois	60004
(Address of principal executive offices)	(Zip Code)

(224) 880-7000
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 406 of the Securities Act of 1933 (17 CFR 230.405 or Rule 12b-2 of the Securities Exchange act of 1934 (17 CFR 240.12b-2.
Emerging growth company ☐
If an emerging growth company, indicated by check mark if the registrant has elected not to use the extended transition period for comply with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

HSBC Finance Corporation

Item 8.01. Other Events.
This filing contains inside information for the purposes of Article 7 of Regulation (EU) No. 596/2014, and constitutes "regulated information" for the purposes of Article 2(1)(k) of Directive 2004/109/EC, as amended.
On September 5, 2017, HSBC Finance Corporation ("HSBC Finance") issued a press release announcing that it has (i) commenced a tender offer (the "Offer") to purchase for cash up to $1,104,230,000 (the "Tender Cap") of its outstanding 6.676% Senior Subordinated Notes due January 15, 2021 (the "Notes"), and (ii) entered into a definitive agreement with its ultimate parent, HSBC Holdings plc ("HSBC Holdings"), pursuant to which HSBC Finance has agreed to repurchase $730,770,000 of Notes (the "Repurchase"), representing all of the outstanding Notes held by HSBC Holdings.  The Notes purchased by HSBC Finance in the Repurchase will be in addition to those accepted for purchase in the Offer and will not count toward the Tender Cap.
As a result of the Offer and the Repurchase, HSBC Finance expects to record a one-time charge reflecting a loss on early extinguishment of debt. Assuming that prior to September 30, 2017, the maximum aggregate principal amount of Notes allowed under the Tender Cap are tendered and the Repurchase is completed, the charge recorded during the third quarter of 2017 is estimated to be approximately $260,000,000. The actual charge and the timing of its recognition are dependent upon the final pricing, the aggregate principal amount of Notes tendered in the Offer and the timing of completion of the Offer.
A copy of the press release announcing the commencement of the Offer and the Repurchase is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description
99.1	Press Release, dated September 5, 2017

HSBC Finance Corporation

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.
Date:    September 5, 2017

HSBC FINANCE CORPORATION

By:	/s/ MICHAEL A. REEVES
Michael A. Reeves
Executive Vice President and
Chief Financial Officer

HSBC Finance Corporation

Exhibit Index

Exhibit No.	Description
99.1	Press Release, dated September 5, 2017

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